SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                Featherlite, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                                FEATHERLITE, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 12, 1999


     The Annual Meeting of Shareholders of Featherlite, Inc. will be held at the Company's offices, Highways 63 and 9, Cresco, Iowa, on Wednesday, May 12, 1999, at 7:00 p.m. (Central Daylight Time), for the following purposes:

1. To set the number of members of the Board of Directors at seven (7).

2. To elect directors of the Company for the ensuing year.

3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

     Only shareholders of record shown on the books of the Company at the close of business on March 26, 1999, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

     This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.



                                                            Gary H. Ihrke,
                                                            Secretary

Dated:   April  2, 1999
         Cresco, Iowa

                                FEATHERLITE, INC.

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                             to be held May 12, 1999



                                  INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Featherlite, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on May 12, 1999, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

     The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting.

     Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the Company's principal executive office is Highways 63 and 9, P.O. Box 320, Cresco, Iowa 52136. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about April 2, 1999.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed March 26, 1999, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 26, 1999, 6,500,051 shares of the Company's Common Stock were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of March 26, 1999:

                                 Amount and
Name and Address              Nature of Shares                  Percent
of Beneficial Owner         Beneficially Owned(1)               of Class
-------------------         ---------------------               --------
Conrad D. Clement(2)            1,610,000                         24.7%
Tracy J. Clement(2)             1,005,000                         15.4%
Larry D. Clement(2)             1,000,000                         15.4%
Eric P. Clement(2)                402,400                          6.2%

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares which include currently exercisable options shown in the following table.

(2)   Address:  Highways 63 and 9, P.O. Box 320, Cresco, Iowa 54136.


                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of March 26, 1999, by each executive officer of the Company named in the Summary Compensation Table, by each director and director nominee for reelection and by all directors and executive officers (including the named individuals) as a group:



       Name of Director or Officer or              Number of Shares               Currently                 Percent
              Identity of Group                  Beneficially Owned(1)     Exercisable Options(3)         of Class(2)
---------------------------------------------- -------------------------- -------------------------- ------------------
Conrad D. Clement                                    1,610,000                     10,000                  24.7%
Tracy J. Clement                                     1,005,000                      5,000                  15.4%
Eric P. Clement                                        402,400                      2,400                   6.2%
Jeffery A. Mason                                       102,400                     92,400                   1.6%
Gary H. Ihrke                                           92,400                     92,400                   1.4%
Donald R. Brattain                                      42,720 (4)                 12,720                    *
Thomas J. Winkel                                        13,720 (4)                 12,720                    *
Kenneth D. Larson                                       18,720 (4)                 12,720                    *
John H. Thomson                                         21,720 (4)                 12,720                    *
Terry E. Branstad                                            0 (4)                      0                    *
Officers and Directors as a group (11                4,327,580                    266,580                  64.0%
persons)


 * Less than 1%
(1) See Note (1) to preceding table.
(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 26, 1999, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.
(3) Such shares are not currently outstanding but may be purchased upon exercise of currently exercisable options and are included in the number of shares beneficially owned.
(4) Does not include 3000 shares subject to an option which will be granted to and become purchasable by such individual on the date of the Annual Meeting pursuant to an automatic grant under the Company's 1994 Stock Option Plan.

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

     The Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at seven. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year or until his successor is duly elected and qualified. All of the nominees except Mr. Branstad are members of the present Board of Directors. Mr. John H. Thomson, currently a member of the board, has reached the retirement age established by the Board. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.

     The following table provides certain information with respect to the nominees for director.

  Name                 Age   Positions Held

  Conrad D. Clement    55    President, Chief Executive Officer and Director
  Jeffery A. Mason     58    Chief Financial Officer and Director
  Tracy J. Clement     32    Executive Vice President and Director
  Donald R. Brattain   58    Director
  Thomas J. Winkel     56    Director
  Kenneth D. Larson    58    Director
  Terry E. Branstad    53    Nominee


         Conrad D. Clement has been the Chairman, President and Chief Executive Officer and a director of the Company since its inception in 1988. From 1969 to 1988, Mr. Clement was the President and principal owner of several farm equipment and agricultural businesses. Mr. Clement is also the President and Chief Executive Officer and a shareholder of Featherlite Credit Corporation, an affiliate of the Company ("Featherlite Credit"). See "Certain Transactions". Mr. Clement is the brother of Larry D. Clement and the father of Tracy J. Clement and Eric P. Clement.

         Jeffery A. Mason has been the Chief Financial Officer and Controller of the Company since August 1989 and has been a director of the Company since June 1993. From 1969 to 1989, Mr. Mason served in various financial management capacities with several companies, including Arthur Andersen & Co. and Carlson Companies. Mr. Mason is a certified public accountant.

         Tracy J. Clement has been Executive Vice President and a director of the Company since 1988. Prior to 1988, Mr. Clement was a shareholder and manager of several farm equipment and agricultural businesses with his father, Conrad D. Clement. Mr. Clement is also an officer and shareholder of Featherlite Credit. See "Certain Transactions."

         Donald R. Brattain, a director of the Company since August 1994, is the President of Brattain & Associates, LLC, a private investment company established in 1981. In addition, Mr. Brattain currently serves as a director of Everest Medical, Inc. and Sunrise International Leasing Corporation.

         Thomas J. Winkel, a director of the Company since August 1994, has been a financial and management consultant in St. Paul, Minnesota since January 1, 1994. Mr. Winkel also serves as the interim President and CEO of Advanced Bionics, Inc., a start-up medical device company. From 1990 to 1994, Mr. Winkel was Chairman, President and Chief Executive Officer of Road Rescue, Inc., a manufacturer of emergency response vehicles. From 1967 to 1990, Mr. Winkel served in various professional capacities with Arthur Andersen & Co., the last five years as Managing Partner of its St. Paul office. Mr. Winkel also serves as a director of Marten Transport, LTD.

         Kenneth D. Larson, a director of the Company since August 1994, joined Polaris Industries in September 1988 as Executive Vice President/Operating Officer and was named President and Chief Operating Officer in July 1989. Mr. Larson retired from Polaris in September, 1998. Mr. Larson was formerly Executive Vice President of the Toro Company. Prior to starting with Toro in 1975, he held a number of positions with Allis-Chalmers Corp., General Electric Co. and the Gehl Company. Mr. Larson is a director of Polaris Industries, Inc., Destron-Fearing Corporation and MVE Holdings, Inc.

         Terry E. Branstad, nominated as a new director of the Company, served as governor of the state of Iowa from 1982 to 1999. Governor Branstad is an attorney-at-law and has also been nominated to serve as a director of Heartland Communication.

Committee and Board Meetings

         The Company's Board of Directors has two standing Committees, the Audit Committee and the Compensation Committee. The Audit Committee, whose members are Messrs. Winkel, Brattain, Thomson and Larson, is responsible for reviewing the Company's internal audit procedures, the quarterly and annual financial statements of the Company and, with the Company's independent accountants, the results of the annual audit. The Audit Committee met twice during fiscal 1998. The Compensation Committee, whose members during fiscal 1998 were Messrs. Brattain, Winkel, Larson and Thomson, recommends compensation of officers of the Company. The Compensation Committee met once during fiscal year 1998. The Board does not have a nominating committee.

         During fiscal 1998, the Board held four meetings. Each director attended 75% or more of the total number of meetings of the Board and of Committees of which he was a member.

Directors' Fees

         Directors who are not employees of the Company are compensated at the rate of $2,000 per Board meeting plus $1,000 per quarter. In addition, pursuant to the Company's 1994 Stock Option Plan, as amended, nonemployee directors will receive automatic grants of nonqualified stock options to purchase 3,000 shares upon their initial election to the Board and upon their re-election by the shareholders. The exercise price shall be 100% of the Common Stocks current fair market value as of the date of grant. Each nonqualified stock option granted to nonemployee directors shall be immediately exercisable and shall expire five (5) years after the date of grant. As of May 6, 1998, the date of the 1998 Annual Meeting, Messrs. Donald R. Brattain, Thomas J. Winkel, Kenneth D. Larson and John H. Thomson each received an option for the purchase of 3,000 shares at an exercise price of $10.00 per share.

                              CERTAIN TRANSACTIONS

         Featherlite Credit Corporation ("Featherlite Credit"), which provides retail financing to customers of the Company's dealers, is wholly-owned by the following officers and directors of the Company: Conrad D. Clement (40%), Tracy
J. Clement (25%), Larry D. Clement (25%), and Eric P. Clement (10%).

     Featherlite Credit leases trailers and coaches to outside parties under operating leases with terms varying from three to six years. It buys trailers and coaches from Featherlite dealers and in some cases, directly from the Company at normal selling prices and pays for the trailers at the time the lease is signed. Aggregate trailer sales of $1,927,000 were made by the Company to Credit in 1998. Featherlite Credit was indebted to the Company for $404,000 on transactions related to such sales at December 31, 1998.

     Clement Auto and Truck, Inc. ("CATI"), which is wholly-owned by Larry D. Clement, is an authorized FEATHERLITE(R) dealer located in Fort Dodge, Iowa. Sales to CATI were $1,341,000 in 1998. All such sales were on terms and conditions comparable to those available to other Company dealers. CATI was indebted to the Company for transactions related to such sales in the amount of $110,000 at December 31, 1998.

     During May 1994, the Company entered into a five-year lease agreement with Conrad D. Clement, Tracy J. Clement and Eric P. Clement, each equal owners of a loader. Aggregate payments under this lease will total $118,500 over the lease term. In addition, the Company insures the loader and pays all ordinary maintenance and expenses related to the loader. In 1998, payments under this lease totaled $23,712.


                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors of the Company is composed of directors Donald R. Brattain, Thomas J. Winkel, Kenneth D. Larson and John H. Thomson. None of the members of the Committee is or ever has been an employee or an officer of the Company and none is affiliated with any entity (other than the Company) with which an executive officer of the Company is affiliated.

     Compensation Plan. The executive compensation plan adopted by the Compensation Committee is comprised of base salaries, annual performance bonuses, long-term incentive compensation in the form of stock options, and various benefits in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses or stock options related to non-recurring, extraordinary performance.

     The Compensation Committee adopted an approach of paying annual base salaries which are on the moderate side of being competitive in its industry, taking into account particular positive and negative aspects of the Company's location in rural Iowa, and of awarding cash bonuses based on achievement of specific annual goals. The goals are established annually by the Compensation Committee. Options are currently being determined on an individual basis.

     Generally, if the Company achieves its sales, income before taxes and return on assets objectives for the year, each executive officer will accrue a bonus which is equal to 50 percent of the officer's base pay. If the Company's performance is no more than 10 percent below its objectives, each officer will accrue a bonus equal to 25 percent of base pay and if the performance is 105 percent or more of each objective, each officer accrues a bonus of 55 percent of base pay. Bonuses are prorated for Company performance which falls between these achievement percentages. Each of the objectives is weighted as a percentage of the total and may be achieved on a stand-alone basis. Bonuses are paid in the calendar year following the year in which they are earned by the officers.

     In 1998, the Company exceeded 105 percent of the sales objective, but was more than 10% below the income before tax objective and the return on assets objective, resulting in each executive officer being awarded a bonus equal to 22 percent of base pay. Bonuses accrued in 1998 for each named officer appear under the caption "Bonus" in the Summary Compensation table.

     Compensation in 1998 and 1999. The Compensation Committee made adjustments in the base annual salaries of officers to reflect changes in levels of responsibilities and individual performance. Bonuses of $249,260 were earned for achievement of the goals established under the compensation plan. For 1999, base salaries for executive officers named in the compensation table below are as follows: Conrad D. Clement - $356,000; Tracy J. Clement - $222,000; Jeffery A. Mason - $147,000; Gary Ihrke - $147,000; and Eric Clement - $133,000.

     Chief Executive Officer Compensation. Conrad D. Clement served as the Company's Chief Executive Officer in 1998. His compensation was $339,000 and he earned a bonus of $74,580 for achieving the defined goals under the compensation plan. For 1999, the Compensation Committee has established a base salary of $356,000 and Mr. Clement is eligible for a cash bonus on the same basis as other officers as described above.

                                                     Donald R. Brattain
                                                     Thomas J. Winkel
                                                     John H. Thomson
                                                     Kenneth D. Larson
                                                     Members of the
                                                     Compensation Committee

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to the Company's other executive officers whose salary and bonus for fiscal 1998 exceeded $100,000:


----------------------------- ------------- ------------------------------------------------- --------------- ----------------
                                                                                               Long Term
                                                           Annual Compensation                 Compensation
----------------------------- ------------- ------------------- --------------- ------------- --------------- ----------------
          Name and               Fiscal         Salary ($)        Bonus ($)        Other        Securities       All Other
     Principal Position           Year          ----------        ---------        -----        Underlying        Compen-
     ------------------           -----                                                          Options/        sation ($)
                                                                                                  SARs(#)        ----------
----------------------------- ------------- ------------------- --------------- ------------- --------------- ----------------
Conrad D. Clement,                1998           329,000             74,580       3,255(1)        50,000         10,000(2)
President and Chief               1997           285,500            130,390       1,141(1)         -0-             9,500
Executive Officer                 1996           286,000             61,950       3,649(1)         -0-             9,000

----------------------------- ------------- ------------------- --------------- ------------- --------------- ----------------

Tracy J. Clement, Executive       1998           202,000            46,640         9,545(1)       25,000          10,000(2)
Vice President                    1997           175,500            82,212        10,141(1)        -0-             9,500
                                  1996           176,000            38,850         2,191(1)        -0-             9,000

----------------------------- ------------- ------------------- --------------- ------------- --------------- ----------------

Jeffery A. Mason, Chief           1998           130,000            30,800        6,398(1)        12,000          10,000(2)
Financial Officer                 1997           114,680            53,924        5,655(1)          -0-            7,320
                                  1996           114,680            25,620        7,320(1)        40,000           7,320

----------------------------- ------------- ------------------- --------------- ------------- --------------- ----------------

Gary H. Ihrke                     1998           130,000            30,800        2,126(1)        12,000          10,000(2)
Vice President of Operations      1997           108,100            50,830          -0-            -0-             6,900
& Secretary                       1996           107,723            24,150          -0-           40,000           6,865

----------------------------- ------------- ------------------- --------------- ------------- --------------- ----------------

Eric P. Clement                   1998           111,252            26,620        5,600(1)        12,000           9,748(2)
Vice President of Sales           1997            90,240            42,432        7,822(1)         -0-             5,760
                                  1996            89,951            20,160        4,929(1)         -0-             5,742

============================= ============= =================== =============== ============= =============== ================



(1) Related to automobiles and other fringe benefits.
(2) Company contribution to 401(k) Plan.

Option/SAR Grants During 1998 Fiscal Year

     The following table provides information related to those options granted to the named executive officers during fiscal 1998. The Company has not granted any stock appreciation rights.



                                     Individual Grants
                     ----------------------------------------------------------------       Potential Realizable
                                      Percent of Total                                       Value of Assumed
                                       Options/SARs                                       Annual Rates of Stock
                       Options/SARS      Granted to      Exercise or                      Price Appreciation for
                        Granted          Employees        Base price    Expiration            Option Term
    Name                 (#)(1)        In Fiscal Year       ($Sh)          Date          5%($)         10%($)
-------------------- ---------------- ------------------ -------------- ------------- ------------  --------------
Conrad Clement           50,000             24.2            6.39375     10/28/03       $ 51,231      $148,366
Tracy Clement            25,000             12.1            6.39375     10/28/03         25,616        74,183
Jeffery Mason            12,000              5.8            5.8125      10/28/08         43,865       111,163
Gary Ihrke               12,000              5.8            5.8125      10/28/08         43,865       111,163
Eric Clement             12,000              5.8            5.8125      10/28/08         43,865       111,163



(1) Each stock option is exercisable in annual increments of 20% of the total number of shares granted commencing October 28, 1998.

Option/SAR Exercises During 1998 Fiscal Year and
  Fiscal Year End Option/SAR Values

     The following table provides information related to options exercised by the named executive officers during the 1998 fiscal year and the number and value of options held at fiscal year end.


                                                                                                     Value of
                                                                            Number of              Unexercised
                                                                           Unexercised             In-the-Money
                                                                         Options/SARs at         Options/SARs at
                                       Shares                               FY-End (#)            FY-End ($)(1)
                                    Acquired on          Value             Exercisable/            Exercisable/
Name                                Exercise (#)      Realized ($)        Unexercisable           Unexercisable
----                                ------------      ------------        -------------           -------------
Conrad D. Clement                       -0-               -0-             10,000/40,000                 --
Tracy J. Clement                        -0-               -0-              5,000/20,000                 --
Jeffery A. Mason                        -0-               -0-             92,400/19,600            $7,500/2,500
Gary H. Ihrke                           -0-               -0-             92,400/19,600            $7,500/2,500
Eric P. Clement                         -0-               -0-              2,400/9,600                  --




     (1) Based on the difference between $5.75 (the closing price of the Company's Common Stock on December 31, 1998 as reported by Nasdaq) and the option exercise price.

Stock Performance Chart

     The following chart compares the cumulative total shareholder return on the Company's Common Stock with the S&P 500 Index and an index of peer companies selected by the Company (the "Peer Group Index"). The comparison assumes $100 was invested on September 28, 1994 (the date the Company's Common Stock began trading) in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

              9/28/94   12/31/94   12/31/95   12/31/96   12/31/97   1/31/98

Featherlite   $100.00   $162.50    $ 93.75    $102.08    $131.25    $ 95.83

Peer Group    $100.00   $110.04    $100.07    $146.26    $108.81    $109.29

S&P 500       $100.00   $ 98.90    $132.51    $159.35    $205.53    $264.44


         The Peer Group Index includes the following companies: Arctco, Inc., Harley Davidson, Inc., Miller Industries, Inc., Polaris Industries, Inc., Spartan Motors, Inc., Dorsey Trailers, Inc. and Wabash National Corp.

                              INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP acted as the Company's independent auditors for the 1998 fiscal year, and the Company has selected McGladrey & Pullen, LLP as its independent auditors for the current fiscal year ending December 31, 1999.

     A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting, will have the opportunity to make any desired comments, and will be available to respond to appropriate questions.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1998 all
Section 16(a) filing requirements applicable to Insiders were complied with.

                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 Annual Meeting must be received by the Company at its offices by November 28, 1999 to be considered for inclusion in the Company's proxy statement and related proxy for the 2000 Annual Meeting. Shareholder proposals intended to be presented at the 2000 Annual Meeting but not included in the Company's Proxy Statement and Proxy will be considered untimely if received by the Company after February 16, 2000.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CHIEF FINANCIAL OFFICER, FEATHERLITE, INC., HIGHWAYS 63 AND 9, BOX 320, CRESCO, IOWA 52136.

Dated:   April 2, 1999
         Cresco, Iowa

                                FEATHERLITE INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Conrad D. Clement and Tracy J. Clement, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Featherlite, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Wednesday, May 12, 1999, at 7:00 p.m. Central Daylight Time, at the Company's offices, Highway 63 and 9, Cresco, Iowa, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.




               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------



                         FEATHERLITE INC. ANNUAL MEETING
 The Board of Directors recommends that you vote "FOR" the following proposals:


1.  SET NUMBER OF DIRECTORS AT SEVEN:  [ ] FOR  [ ] AGAINST   [ ]  ABSTAIN

2.  ELECTION OF DIRECTORS:   1 - Conrad D. Clement  2 - Jeffery A. Mason
                             3 - Tracy J. Clement   4 - Donald R. Brattain
                             5 - Thomas J. Winkel   6 - Kenneth D. Larson
                             7 - Terry E. Branstad

                             [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY
                                 listed to the left      to vote for all
                                 (except as specified    nominees listed to
                                 below).                 the left.

(Instructions:  To withhold authority to vote for any
indicated nominee, write the number(s) of the          [                      ]
nominee(s) in the box provided to the right.)          [                      ]

3. OTHER MATTERS: In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.

Check appropriate box                     Date  ____________________________
Indicate changes below:
Address Change?       [   ]  Name Change?      [   ]



                                            NO. OF SHARES

                                           [                               ]

                                            Signature(s) in Box

                                            PLEASE DATE AND SIGN ABOVE exactly
                                            as name appears at the left,
                                            indicating, where appropriate,
                                            official position or representative
                                            capacity.  If stock is held in
                                            joint tenancy, each joint owner
                                            should sign.